Exhibit 99.6
All Correspondence to: Computershare Investor Services PLC The Pavilions, Bridgwater Road, Bristol, BS99 6ZY MR A SAMPLE <DESIGNATION> SAMPLE STREET SAMPLE TOWN SAMPLE CITY 000001 SAMPLE COUNTY AA11 1AA Form of Instruction — Special Meeting of Shareholders to be held on 12 October 2010 Cast your Proxy online 24/7...It’s fast, easy and secure! www.eproxyappointment.com You will be asked to enter the Control Number, the Shareholder Reference Number (SRN) and PIN and agree to certain terms and conditions. Control Number: 910547 SRN. C0000000000 PIN. 1245 To view the Joint Proxy Statement/Information Statement and Prospectus online visit: www.catalyticsolutions.com To ensure that your instruction is received and processed, you are urged to lodge this form of instruction with the the Company’s registrars at: Computershare Investor Services PLC, The Pavilions, Bridgwater Rd, Bristol BS99 6ZY prior to 7 October 2010 at 5:00pm BST. Explanatory Notes: 1. The record date for determining shareholders entitled to vote at the Special Meeting of Shareholders is 17 September 2010. Holders of record of common stock at the close of business on that date are entitled to vote at the Special Meeting of Shareholders. 2. Please indicate, by placing ''X’’ in the appropriate space overleaf, how you wish your votes to be cast in respect of each of the Resolutions. If this form is duly signed and returned, but without specific direction as to how you wish your votes to be cast, the form will be rejected. 3. The ‘Vote Withheld’ option overleaf is provided to enable you to abstain on any particular Resolution. However, it should be noted that a ‘Vote Withheld’ is not a vote in law and will not be counted in the calculation of the proportion of the votes ‘For’ and ‘Against’ a Resolution. 4. To give an instruction via the CREST system, CREST messages must be received by the issuer’s agent (ID number 3RA50) not later than 48 hours before the time appointed for holding the meeting. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the CREST system) from which the issuer’s agent is able to retrieve the message. The Company may treat as invalid an appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001. 5. Any alterations made in this form should be initialled. 6. The completion and return of this form will not preclude a holder from attending the meeting and voting in person. If you intend to attend the meeting please indicate such intention overleaf. Depository interest holders will only be able to vote at the meeting on production of a letter of representation from the Depositary. Depository interest holders intending to vote at the meeting must notify the Depositary in writing or by email at !UKALLDITeam2@computershare.co.uk. Kindly Note: This form is issued only to the addressee(s) and is specific to the unique designated account printed hereon. This personalised form is not transferable between different (i) account holders; or (ii) uniquely designated accounts. MR A SAMPLE <Designation> Computershare Investor Services PLC (the “Depositary”) and the Custodian accept Additional Holder 1 no liability for any instruction that does not comply with these conditions. Additional Holder 2 Additional Holder 3 Additional Holder 4 *00000101010010* 0455843_MAIL/000001/000001/i1

Form of Instruction *C0000000000* Please use a black pen. Mark with an X inside the box as shown in this example. C0000000000 M A L I/We hereby instruct the Custodian ''Computershare Company Nominees Limited’’ to vote on my/our behalf at the Special Meeting of Shareholders of the Company to be held at Catalytic Solutions, Inc.’s Oxnard facility located at 1621 Fiske Place, Oxnard, CA 93033, on 12 October 2010 at 10.00 am PDT and at any adjournment thereof. Vote Proposals — As set forth more fully in the Notice of Meeting and Information Statement: For Against Withheld 1 To adopt the Agreement and Plan of Merger 2 To amend the Articles of Incorporation to designate current outstanding shares of common stock as ‘Class A’ common stock, to create a new class of common stock to be designated as ‘Class B’ common stock, and to increase authorized share capital 3 To disapply the shareholder pre-emptive rights provided in Article IV of the Articles of Incorporation 4 To adjourn the Special Meeting, if necessary Intention To Attend Please indicate if you intend to attend the Special Meeting of Shareholders Signature Date In the case of joint shareholders, only one holder need sign. In the case of a corporation, the Form of Instruction must be given under its common seal or be signed on its behalf by an attorney or officer duly authorised, stating their capacity (e.g. director, secretary). H 8 9 6 0 6 C S O

Catalytic Solutions

Computershare

All Correspondence to:
Computershare Investor Services (Jersey) Limited
Queensway House
Hilgrove Street
St Helier
JERSEY
JE1 1AE

MR A SAMPLE
<DESIGNATION>
SAMPLE STREET
SAMPLE TOWN
SAMPLE CITY
SAMPLE COUNTY
AA11 1AA

CANCELLED

Form of Proxy - Special Meeting of Shareholders to be held on 12 October 2010

Kindly Note: This form is issued only to the addressee(s) and is specific to the unique designated account printed hereon. This personalised form is not transferable between different (i) account holders; or (ii) uniquely designated accounts. The Company and Computershare Investor Services PLC accept no liability for any instruction that does not comply with these conditions.

Explanatory Notes:

1. The record date for determining shareholders entitled to vote at the Special Meeting of Shareholders is 17 September 2010. Holders of record of common stock at the close of business on that date are entitled to vote at the Special Meeting of Shareholders.
2. Every holder has the right to appoint some other person(s) of their choice, who need not be a shareholder as his proxy to exercise all or any of his rights, to attend, speak and vote on their behalf at the meeting. If you wish to appoint a person other than the Directors, please insert the name of your chosen proxy holder in the space provided (see reverse). If the proxy is being appointed in relation to less than your full voting entitlement, please enter in the box next to the proxy holder's name (see reverse) the number of shares in relation to which they are authorised to act as your proxy. If left blank your proxy will be deemed to be authorised in respect of your full voting entitlement (or if this proxy form has been issued in respect of a designated account for a shareholder, the full voting entitlement for that designated account).
3. To appoint more than one proxy, an additional proxy form(s) may be obtained by contacting the Registrar's helpline on +44 (0) 870 707 4040 or you may photocopy this form. Please indicate in the box next to the proxy holder's name (see reverse) the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All forms must be signed and should be returned together in the same envelope.
4. The 'Vote Withheld' option overleaf is provided to enable you to abstain on any particular resolution. However, it should be noted that a 'Vote Withheld' is not a vote in law and will not be counted in the calculation of the proportion of the votes 'For' and 'Against' a resolution.
5. The above is how your address appears on the Register of Members. If this information is incorrect please ring the Registrar's helpline on +44 (0) 870 707 4040 to request a change of address form or go to www.investorcentre.co.uk to use the online Investor Centre service.
6. Any alterations made to this form should be initialled.
7. The completion and return of this form will not preclude a member from attending the meeting and voting in person.

To ensure that your proxy is received and processed, you are urged to lodge your proxy appointment with the office of the Company's registrars at: Computershare Investor Services (Jersey) Limited, Queensway House, Hilgrove Street, St Helier JERSEY, JE1 1AE prior to 8 October 2010 at 5:00pm BST.

ALTERNATIVELY YOU CAN LODGE YOUR PROXY USING THE INTERNET 24 HOURS A DAY 7 DAYS A WEEK

All Named Holders:
MR A SAMPLE
<Designation>
Additional Holder 1
Additional Holder 2
Additional Holder 3
Additional Holder 4

Control Number: 910547

SRN. C0000000000 **PIN.** 1245

CANCELLED

To View the Joint Proxy Statement / Information Statement and Prospectus

Go to the following website:
www.catalyticsolutions.com

To Lodge a Proxy Using the Internet

Go to the following website:
www.eproxyappointment.com

You will be asked to enter the Control Number, the Shareholder Reference Number (SRN) and PIN as printed opposite and agree to certain terms and conditions.

045584_2_MAIL/000001/000001/i1

SG151

Form of Proxy Please use a black pen. Mark with an X inside the box as shown in this example. *C0000000000* I/We hereby appoint Directors Charles F. Call and Nikhil A. Mehta OR the following person * C0000000000 Please leave this box blank if you have selected the Chairman. Do not insert your own name(s). as my/our proxy to attend, speak and vote in respect of my/our full voting entitlement* on my/our behalf at the Special Meeting of Shareholders of Catalytic Solutions Inc. to be held at Catalytic Solutions, Inc.’s Oxnard facility located at 1621 Fiske Place, Oxnard, CA 93033 on 12 October 2010 at 10.00 am PDT and at any adjourned meeting. * For the appointment of more than one proxy, please refer to Explanatory Note 3 (see front). Please tick here to indicate that this proxy appointment is one of multiple appointments being made. Vote Proposals — As set forth more fully in the Notice of Meeting and Information Statement: For Against Withheld 1 To adopt the Agreement and Plan of Merger 2 To amend the Articles of Incorporation to designate current outstanding shares of common stock as ‘Class A’ common stock, to create a new class of common stock to be designated as ‘Class B’ common stock, and to increase authorized share capital 3 To disapply the shareholder pre-emptive rights provided in Article IV of the Articles of Incorporation 4 To adjourn the Special Meeting, if necessary Intention To Attend Please indicate if you intend to attend the Special Meeting of Shareholders I/We instruct my/our proxy as indicated on this form. Unless otherwise instructed the proxy may vote as he or she sees fit or abstain in relation to any business of the meeting. Signature Date In the case of a corporation, this proxy must be given under its common seal or be signed on its behalf by an attorney or officer duly authorised, stating their capacity (e.g. director, secretary). H 7 1 6 0 5 C S O

Catalytic Solutions

Computershare

All Correspondence to:
Catalytic Solutions, Inc
4567 Telephone Road
Suite 206
Ventura, CA 93033
Fax 1 (805) 639-9466

MR A SAMPLE
<DESIGNATION>
SAMPLE STREET
SAMPLE TOWN
SAMPLE CITY
SAMPLE COUNTY
AA11 1AA

CANCELLED

000001

Form of Proxy - Special Meeting of Shareholders to be held on 12 October 2010

Kindly Note: This form is issued only to the addressee(s) and is specific to the unique designated account printed hereon. This personalised form is not transferable between different (i) account holders; or (ii) uniquely designated accounts. The Company and Computershare Investor Services PLC accept no liability for any instruction that does not comply with these conditions.

Explanatory Notes:

1. The record date for determining shareholders entitled to vote at the Special Meeting of Shareholders is 17 September 2010. Holders of record of common stock at the close of business on that date are entitled to vote at the Special Meeting of Shareholders.
2. Every holder has the right to appoint some other person(s) of their choice, who need not be a shareholder as his proxy to exercise all or any of his rights, to attend, speak and vote on their behalf at the meeting. If you wish to appoint a person other than the Directors, please insert the name of your chosen proxy holder in the space provided (see reverse). If the proxy is being appointed in relation to less than your full voting entitlement, please enter in the box next to the proxy holder's name (see reverse) the number of shares in relation to which they are authorised to act as your proxy. If left blank your proxy will be deemed to be authorised in respect of your full voting entitlement (or if this proxy form has been issued in respect of a designated account for a shareholder, the full voting entitlement for that designated account).
3. To appoint more than one proxy, an additional proxy form(s) may be obtained by contacting the Registrar's helpline on +44 (0) 870 707 4040 or you may photocopy this form. Please indicate in the box next to the proxy holder's name (see reverse) the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All forms must be signed and should be returned together in the same envelope.
4. The 'Vote Withheld' option overleaf is provided to enable you to abstain on any particular resolution. However, it should be noted that a 'Vote Withheld' is not a vote in law and will not be counted in the calculation of the proportion of the votes 'For' and 'Against' a resolution.
5. The above is how your address appears on the Register of Members. If this information is incorrect please ring the Registrar's helpline on +44 (0) 870 707 4040 to request a change of address form or go to www.investorcentre.co.uk to use the online Investor Centre service.
6. Any alterations made to this form should be initialled.
7. The completion and return of this form will not preclude a member from attending the meeting and voting in person.

To ensure that your proxy is received and processed, you are urged to lodge your proxy appointment with the office of the Company at: Catalytic Solutions Inc. 4567 Telephone Road, Suite 206, Ventura, CA 93033 prior to 8 October 2010 at 5:00 pm PDT.

ALTERNATIVELY YOU CAN LODGE YOUR PROXY USING THE INTERNET 24 HOURS A DAY 7 DAYS A WEEK

All Named Holders:

MR A SAMPLE
<Designation>
Additional Holder 1
Additional Holder 2
Additional Holder 3
Additional Holder 4

Control Number: 910547

SRN. C0000000000 **PIN.** 1245

CANCELLED

To View the Joint Proxy Statement / Information Statement and Prospectus

Go to the following website:

www.catalyticsolutions.com

To Lodge a Proxy Using the Internet

Go to the following website:

www.eproxyappointment.com

... will be asked to enter the Control Number, the Shareholder Reference Number ...) and PIN as printed opposite and agree to certain terms and conditions.

045584_1_MAIL/000001/000001/i

SG151

Form of Proxy Please use a black pen. Mark with an X inside the box as shown in this example. *C0000000000* I/We hereby appoint Directors Charles F. Call and Nikhil A. Mehta OR the following person * C0000000000 Please leave this box blank if you have selected the Chairman. Do not insert your own name(s). as my/our proxy to attend, speak and vote in respect of my/our full voting entitlement* on my/our behalf at the Special Meeting of Shareholders of Catalytic Solutions Inc. to be held at Catalytic Solutions, Inc.’s Oxnard facility located at 1621 Fiske Place, Oxnard, CA 93033 on 12 October 2010 at 10.00 am PDT and at any adjourned meeting. * For the appointment of more than one proxy, please refer to Explanatory Note 3 (see front). Please tick here to indicate that this proxy appointment is one of multiple appointments being made. Vote Proposals — As set forth more fully in the Notice of Meeting and Information Statement: For Against Withheld 1 To adopt the Agreement and Plan of Merger 2 To amend the Articles of Incorporation to designate current outstanding shares of common stock as ‘Class A’ common stock, to create a new class of common stock to be designated as ‘Class B’ common stock, and to increase authorized share capital 3 To disapply the shareholder pre-emptive rights provided in Article IV of the Articles of Incorporation 4 To adjourn the Special Meeting, if necessary Intention To Attend Please indicate if you intend to attend the Special Meeting of Shareholders I/We instruct my/our proxy as indicated on this form. Unless otherwise instructed the proxy may vote as he or she sees fit or abstain in relation to any business of the meeting. Signature Date In the case of a corporation, this proxy must be given under its common seal or be signed on its behalf by an attorney or officer duly authorised, stating their capacity (e.g. director, secretary). H 7 1 6 0 5 C S O